UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 1, 2006
(Date of earliest event reported)
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Penobscot Drive Redwood City, California	94063

(Address of principal executive offices)	(Zip Code)
(650) 556-9300
(Registrant’s telephone number,
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 1, 2006, Genomic Health, Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2006. The full text of the press release is furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1 Press release issued by Genomic Health, Inc. dated August 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2006
GENOMIC HEALTH, INC.

	By:	/s/ G. Bradley Cole (signature)
Executive Vice President and
Chief Financial Officer

(title)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Genomic Health, Inc. dated August 1, 2006.